                                                                               .
                                                                               .
                                                                               .

                                                                      EXHIBIT 21

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
Alpina GB Limited                                 England & Wales
Ascot Garage Company Limited                     England and Wales   Sytner Sunningdale
                                                                     Rolls Royce Motor Cars Sunningdale
Aston Green Limited                               England & Wales    Slough Audi
                                                                     Mayfair Audi
                                                                     Guildford Audi
                                                                     West London Audi
                                                                     Victoria Audi
                                                                     Reading Audi
Atlantic Auto Funding Corporation                       DE
Atlantic Auto Second Funding Corporation                DE
Atlantic Auto Third Funding Corporation                 DE
Auto Mall Payroll Services, Inc.                        FL
Autocare Insurance Agency, Inc.                         PR
Automotive Strategy Limited                       England & Wales
Boostmicro Limited                                England & Wales
Brett Morgan Chevrolet-Geo, Inc.                        DE           Landers Chevrolet HUMMER
Central Ford Center, Inc.                               AR
Central Garage (Surrey) Limited                   England & Wales
CJNS, LLC                                               DE           Jaguar North Scottsdale
Classic Auto Group, Inc.                                NJ           BMW of Turnersville
                                                                     Chevrolet  HUMMER Cadillac of Turnersville
                                                                     Turnersville Collision Center
Classic Enterprises, LLC                                DE           Acura of Turnersville
Classic Imports, Inc.                                   NJ           Toyota-Scion of Turnersville
Classic Management Company, Inc.                        NJ
Classic Motor Sales, LLC                                DE           Honda Turnersville
Classic Nissan of Turnersville, LLC                     DE           Nissan of Turnersville
Classic Oldsmobile Pontiac-GMC, Ltd.                    TX           Round Rock Collision Center
Classic Special Advertising, Inc.                       TX
Classic Special Automotive GP, LLC                      TX
Classic Special Automotive, Ltd.                        TX           Round Rock Toyota-Scion

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
Classic Special Hyundai, Ltd.                           TX           Round Rock Hyundai
Classic Special, LLC                                    TX
Classic Turnersville, Inc.                              NJ           Hyundai of Turnersville
County Auto Group Partnership                           NJ
Covington Pike Dodge, Inc.                              DE
Cruickshank Motors Limited                       England and Wales   Mercedes-Benz/smart of Bristol
                                                                     Mercedes-Benz of Weston-Super-Mare
                                                                     Mercedes-Benz of Newbury
                                                                     Mercedes-Benz Cheltenham & Gloucester
                                                                     Mercedes-Benz/smart of Swindon
                                                                     Mercedes-Benz of Bath
                                                                     Kings Cheltenham & Gloucester
                                                                     Kings Swindon
                                                                     Kings Bristol
D. Young Chevrolet, LLC                                 DE           Penske Chevrolet
Dan Young Chevrolet, Inc.                               IN
Dan Young Motors, LLC                                   DE           Penske Honda
Danbury Auto Partnership                                CT           Honda of Danbury
Dealer Accessories, LLC                                 DE
DiFeo Chrysler Plymouth Jeep Eagle Partnership          NJ
DiFeo Hyundai Partnership                               NJ
DiFeo Leasing Partnership                               NJ
DiFeo Nissan Partnership                                NJ           Hudson Nissan
DiFeo Partnership, LLC                                  DE
DiFeo Tenafly Partnership                               NJ           DiFeo BMW
Donald Healey Motor Company Limited              England and Wales
Europa Auto Imports, Inc.                               CA           Mercedes-Benz of San Diego
                                                                     smart center San Diego
First Front (Wimbledon) Limited                   England & Wales
Florida Chrysler- Plymouth, Inc.                        FL
FRN of Tulsa, LLC                                       DE
FW Mays & Company Limited                        England and Wales   Guy Salmon Land Rover Gatwick
                                                                     Guy Salmon Land Rover Ascot
                                                                     Guy Salmon Land Rover Portsmouth
                                                                     Guy Salmon Land Rover Maidstone
                                                                     Guy Salmon Jaguar Gatwick
                                                                     Guy Salmon Jaguar Ascot
                                                                     Guy Salmon Jaguar Maidstone
                                                                     Honda Redhill

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
Gene Reed Chevrolet, Inc.                               SC
GMG Motors, Inc                                         CA           BMW of San Diego
Goodman Leeds Limited                            England and Wales   Bradford Audi
                                                                     Wakefield Audi
                                                                     Leeds Audi
                                                                     Harrogate Audi
Goodson North, LLC                                      DE           Goodson Honda North
Goodson Pontiac GMC, LLC                                DE
Goodson Spring Branch, LLC                              DE           Goodson Honda West
Graypaul Motors Limited                          England and Wales   Graypaul Edinburgh
                                                                     Graypaul Nottingham
Guy Salmon Highgate Limited                      England and Wales   Guy Salmon Land Rover Stockport
Guy Salmon Honda Limited                         England and Wales
Guy Salmon Jaguar Limited                        England and Wales   Guy Salmon Jaguar/Land Rover Thames Ditton
                                                                     Tollbar Twickenham (Volvo)
Hallamshire Motor Company Limited                England and Wales   Guy Salmon Land Rover Sheffield
                                                                     Guy Salmon Land Rover Leeds
                                                                     Guy Salmon Land Rover Wakefield
HBL, LLC                                                DE           Aston Martin of Tysons Corner
                                                                     Audi of Tysons Corner
                                                                     Mercedes-Benz of Tysons Corner
                                                                     Porsche of Tysons Corner
                                                                     Tysons Corner Collision Center
                                                                     smart center Tysons Corner
Hill Country Imports, Ltd.                              TX           Round Rock Honda
HT Automotive, LLC                                      DE           Tempe Honda
Hudson Motors Partnership                               NJ           Hudson Toyota-Scion
Hughenden Motor Company Limited                  England and Wales   Sytner High Wycombe (BMW)
HVPH Motor Corp.                                    Puerto Rico
John Fox Limited                                  England & Wales    Leicester Audi
                                                                     Nottingham Audi
JS Imports, LLC                                         DE           Palm Beach Mazda
Kings Motors Limited                             England and Wales   Kings Manchester
KMPB, LLC                                               DE
KMT / UAG, Inc.                                         CA           Kearny Mesa Toyota-Scion
Landers Auto Sales, LLC                                 AR           Landers Chrysler Dodge Jeep
Landers Buick - Pontiac, Inc.                           AR
Landers Ford North, Inc.                                AR

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
Landers United Auto Group No. 2, Inc.                   AR
Late Acquisition I, LLC                                 DE
Late Acquisition II, LLC                                DE
Leicester Audi Limited                            England & Wales
LMNS, LLC                                               DE
LRP, Ltd.                                               AZ           Land Rover North Scottsdale
Mar Parts Limited                                 England & Wales
Mar Parts Srl                                          Italy
Maranello Concessionaires Limited                 England & Wales
Maranello Holdings Limited                        England & Wales
Maranello Sales Limited                           England & Wales    Maranello Egham
Michael Chevrolet-Oldsmobile, Inc.                      SC
Minden Limited                                    England & Wales
Motorcars Acquisition II, LLC                           DE
Motorcars Acquisition III, LLC                          DE           Infiniti of Bedford
Motorcars Acquisition IV, LLC                           DE           Toyota-Scion of Bedford
Motorcars Acquisition V, LLC                            DE           Bedford Collision Center
Motorcars Acquisition VI, LLC                           DE
Motorcars Acquisition, LLC                              DE           Mercedes-Benz of Bedford
                                                                     smart center Bedford
National City Ford, Inc.                                DE
Natures Farm (UK) Limited                         England & Wales
Nottingham Audi Limited                           England & Wales
OCT Partnership                                         NJ           Gateway Toyota-Scion
Oxford Mazda Limited                             England and Wales
PAG Acquisition 13, LLC                                 DE
PAG Acquisition 14, LLC                                 DE
PAG Acquisition 15, LLC                                 DE
PAG Austin S1, LLC                                      DE           smart center Round Rock
PAG East, LLC                                           DE
PAG Long Island A1, LLC                                 DE
PAG Long Island B1, LLC                                 DE
PAG Long Island L1, LLC                                 DE

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
PAG Long Island M1, LLC                                 DE
PAG Michigan Holdings, LLC                              DE
PAG Michigan S1, LLC                                    DE           smart center Bloomfield
PAG North Scottsdale BE, LLC                            DE           Bentley Scottsdale
PAG Orlando General, Inc.                               DE
PAG Orlando Limited, Inc.                               DE
PAG Orlando Partnership, Ltd.                           FL           Central Florida Toyota-Scion
PAG West, LLC                                           DE           Scottsdale 101 Auto Collection
Palm Auto Plaza, LLC                                    DE           Palm Beach Toyota-Scion
Peachtree Nissan, Inc                                   GA
Pearlshadow Limited                              England and Wales
Penske Automotive Group, Inc.                           DE
Penske Direct, LLC                                      DE
PMRC, LLC                                               DE           Penske Racing Museum
Prestage Limited                                  England & Wales
Prophets (Gerrards Cross) Limited                England and Wales
Prophets Garage Limited                          England and Wales
Quad Finance Limited                              England & Wales
R Stratton (Knutsford) Limited                   England and Wales   Guy Salmon Land Rover Knutsford
R Stratton Limited                               England and Wales   Bentley Lamborghini Birmingham
                                                                     Bentley Lamborghini Edinburgh
                                                                     Bentley Manchester
Rectory Road Ltd                                  England & Wales
Relentless Pursuit Enterprises, Inc.                    CA           Lexus Kearny Mesa
RHD Finance Limited                               England & Wales
Riding Garages Limited                            England & Wales
Rybridge Cars Limited                             England & Wales
Ryburn Cars Limited                               England & Wales
Rycar Limited                                     England & Wales
Rycar Limited                                     England & Wales

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
Rycom Vehicles Limited                            England & Wales
Rycroft Vehicles Limited                         England and Wales   Mercedes Benz of Newcastle
                                                                     Mercedes Benz of Sunderland
                                                                     Mercedes Benz of Carlisle
                                                                     Mercedes Benz of Teeside
                                                                     Kings Teeside
                                                                     Kings Newcastle
                                                                     smart North East Stockton
Rydale Cardiff Limited                            England & Wales
Rydnal Limited                                    England & Wales
Ryland Cars Limited                               England & Wales
Ryland Group Limited                             England and Wales
Ryland Group Services Limited                    England and Wales
Ryland Investments Limited                       England and Wales
Ryland Leasing Limited                            England & Wales
Ryland North West Limited                         England & Wales
Ryland Properties Limited                        England and Wales
Ryland Vehicles Limited                           England & Wales
SA Automotive, Ltd.                                     AZ           Acura North Scottsdale
Sandridge Limited                                England and Wales
SAU Automotive, Ltd.                                    AZ           Audi Chandler
Scottsdale 101 Management, LLC                          DE
Scottsdale Ferrari, LLC                                 AZ           Scottsdale Ferrari Maserati
Scottsdale Jaguar, Ltd.                                 AZ           Scottsdale Jaguar , Scottsdale Aston Martin, Land
                                                                     Rover Scottsdale and  Rolls Royce Scottsdale
Scottsdale Management Group, Ltd.                       AZ
Scottsdale Paint & Body, LLC                            DE
Shannon Automotive, Ltd.                                TX
Shires (Coventry) Limited                        England and Wales

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
SHVP Motor Corp.                                    Puerto Rico
Sigma Motors, Inc.                                      AZ           Mercedes-Benz of Chandler
                                                                     smart center Chandler
SK Motors, LLC                                          DE           Porsche North Scottsdale
SL Automotive, LLC                                      DE           Scottsdale Lexus and Lexus of Chandler
smart USA Distributor LLC                               DE           smart USA
smart USA Distributor of Puerto Rico LLC            Puerto Rico
Somerset Motors Partnership                             NJ           Lexus of Bridgewater
                                                                     Lexus of Edison
Somerset Motors, Inc.                                   NJ
SP Towcester Limited                              England & Wales
Sun Motors, LLC                                         DE           BMW North Scottsdale and MINI North Scottsdale
Sunningdale Carriage Company Limited              England & Wales
Sytner Cars Limited                               England & Wales    Porsche Centre Edinburgh
                                                                     Porsche Centre Glasgow
                                                                     Porsche Centre Mid-Sussex
                                                                     Porsche Centre Silverstone
Sytner city Limited                               England & Wales
Sytner Coventry Limited                          England and Wales   Sytner Coventry
Sytner Direct Limited                            England and Wales
Sytner Equals Prestige Cars Limited               England & Wales
Sytner Finance Limited                           England and Wales
Sytner Group Limited                             England and Wales
Sytner Holdings Limited                          England and Wales   Guy Salmon Jaguar Coventry
                                                                     Guy Salmon Jaguar Northampton
                                                                     Guy Salmon Jaguar Oxford
                                                                     Guy Salmon Land Rover Coventry
                                                                     Oxford Saab
                                                                     Lexus Cardiff
                                                                     Lexus Birmingham
                                                                     Lexus Bristol
                                                                     Lexus Leicester

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
                                                                     Lexus Oxford
                                                                     Tollbar Coventry
                                                                     Tollbar Warwick
                                                                     Toyota Solihull
                                                                     Toyota World Bristol North
                                                                     Toyota World Bristol South
                                                                     Toyota World Cardiff
                                                                     Toyota World Bridgend
                                                                     Toyota World Newport
                                                                     Toyota World (Birmingham)
                                                                     Toyota World Tamworth
Sytner Limited                                   England and Wales   Sytner Nottingham
                                                                     Sytner Canary Wharf
                                                                     Sytner Solihull
Sytner London Limited                            England and Wales   Sytner Chigwell
                                                                     Sytner Harold Wood
Sytner of Leicester Limited                      England and Wales   Sytner Leicester
Sytner of Nottingham Limited                      England & Wales
Sytner Online Limited                             England & Wales
Sytner Properties (Cribbs Causeway) Limited       England & Wales
Sytner Properties (Grove Park) Limited           England and Wales
Sytner Properties (Harold Wood) Limited          England and Wales
Sytner Properties (Riverside) Limited             England & Wales
Sytner Properties Limited                        England and Wales
Sytner Retail Limited                            England and Wales   Sytner Birmingham
                                                                     Sytner Sutton
                                                                     Sytner Oldbury
                                                                     Sytner Cardiff
                                                                     Sytner Newport
Sytner Sheffield Limited                          England & Wales    Sytner Sheffield
Sytner.com Limited                                England & Wales
Tamburro Enterprises, Inc.                              NV
Tamsen GmbH                                           Germany
The Caxton Engineering Co Limited                 England & Wales

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
Thomson & Taylor (Brooklands) Limited             England & Wales
Toyota World Limited                              England & Wales
Tri-City Leasing, Inc.                                  CA
Turnersville Auto Outlet, LLC                           DE
UAG Arkansas FLM, LLC                                   DE           Landers Ford Lincoln Mercury
UAG Atlanta H1, LLC                                     DE           Honda Mall of Georgia
UAG Atlanta IV Motors, Inc.                             GA           United BMW Gwinnett, United BMW of Roswell and
                                                                     United Collision Center
UAG Capitol, Inc.                                       DE           Capitol Honda
UAG Carolina, Inc.                                      DE
UAG Central NJ, LLC                                     DE           Ferrari Maserati of Central New Jersey
UAG Central Region Management, LLC                      IN
UAG Cerritos, LLC                                       DE           Cerritos Pontiac Buick GMC Hummer
UAG Chantilly AU, LLC                                   DE
UAG CHCC, Inc.                                          NJ
UAG Chevrolet, Inc.                                     NJ
UAG Citrus Motors, LLC                                  DE
UAG Classic, Inc.                                       DE
UAG Clovis, Inc.                                        DE           Honda North
UAG Connecticut I, LLC                                  DE
UAG Connecticut, LLC                                    DE
UAG Duluth, Inc.                                        TX           Atlanta Toyota-Scion
UAG East, LLC                                           DE
UAG Escondido A1, Inc.                                  DE           Acura of Escondido
UAG Escondido H1, Inc.                                  DE           Honda of Escondido
UAG Escondido M1, Inc.                                  DE           Mazda of Escondido
UAG Fairfield CA, LLC                                   DE           Audi Fairfield
UAG Fairfield CM, LLC                                   DE           Mercedes-Benz of Fairfield
                                                                     Fairfield Motor Cars Collision Center
                                                                     smart center Fairfield
UAG Fairfield CP, LLC                                   DE           Porsche of Fairfield
UAG Fayetteville I, LLC                                 DE           Chevrolet  HUMMER of Fayetteville
UAG Fayetteville II, LLC                                DE           Honda of Fayetteville
UAG Fayetteville III, LLC                               DE           Acura of Fayetteville
UAG Finance Company, Inc.                               DE
UAG GD, Ltd.                                            TX

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
UAG Germany GmbH                                      Germany
UAG GN, Ltd.                                            TX
UAG GP, Ltd.                                            TX
UAG Graceland II, Inc.                                  DE
UAG GW, Ltd.                                            TX
UAG Holdings de Mexico, S. de R.L. de C.V.            Mexico
UAG Houston Acquisition, Ltd.                           TX
UAG Hudson CJD, LLC                                     DE
UAG Hudson, Inc.                                        NJ
UAG International Holdings, Inc.                        DE
UAG Kissimmee Motors, Inc.                              DE
UAG Landers Springdale, LLC                             DE           Toyota-Scion of Fayetteville Fayetteville Auto Mall
UAG Los Gatos, Inc.                                     DE           Los Gatos Acura
UAG Marin, Inc.                                         DE           Marin Honda
UAG Memphis II, Inc.                                    DE           Wolfchase Toyota-Scion
UAG Memphis IV, Inc.                                    DE
UAG Memphis Management, Inc.                            DE
UAG Mentor Acquisition, LLC                             DE           Honda of Mentor
UAG Michigan Cadillac, LLC                              DE           Rinke Cadillac
UAG Michigan H1, LLC                                    DE           Honda Bloomfield
UAG Michigan H2, LLC                                    DE
UAG Michigan Pontiac-GMC, LLC                           DE
UAG Michigan T1, LLC                                    DE           Rinke Toyota-Scion
UAG Michigan TMV, LLC                                   DE           Toyota-Scion of Waterford
UAG Minneapolis B1, LLC                                 DE           Motorwerks BMW/Motorwerks MINI
UAG Nanuet I, LLC                                       DE           Mercedes-Benz of Nanuet
UAG Nanuet II, LLC                                      DE           Honda of Nanuet
UAG Nevada Land, LLC                                    DE
UAG Northeast Body Shop, Inc.                           DE
UAG Northeast, LLC                                      DE
UAG Oldsmobile of Indiana, LLC                          IN
UAG Phoenix VC, LLC                                     DE           Volvo North Scottsdale
UAG Realty, LLC                                         DE
UAG Royal Palm M1, LLC                                  DE
UAG Royal Palm, LLC                                     DE           Royal Palm Toyota-Scion
UAG San Diego A1, Inc.                                  DE           Kearny Mesa Acura
UAG San Diego AU, Inc.                                  DE           Audi of Escondido
UAG San Diego H1, Inc.                                  DE           Honda Mission Valley
UAG San Diego JA, Inc.                                  DE           Jaguar Kearny Mesa, Aston Martin of San Diego

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
UAG San Diego Management, Inc.                          DE
UAG Southeast, Inc.                                     DE
UAG Spring, LLC                                         DE
UAG Stevens Creek II, Inc.                              DE           Audi Stevens Creek, Porsche of Stevens Creek
UAG Sunnyvale, Inc.                                     DE
UAG Texas II, Inc.                                      DE
UAG Texas, LLC                                          DE
UAG Torrance, Inc.                                      DE           Penske Cadillac Hummer South Bay
UAG Tulsa Holdings, LLC                                 DE
UAG Tulsa JLM, LLC                                      DE           Jaguar of Tulsa
UAG Tulsa VC II, LLC                                    DE           Lincoln Mercury of Tulsa, Volvo of Tulsa
UAG Turnersville Motors, LLC                            DE
UAG Turnersville Realty, LLC                            DE
UAG UK Holdings Limited                          England and Wales
UAG VC, LLC                                             DE           United Hummer of Tulsa
UAG VK, LLC                                             DE           Volkswagen North Scottsdale
UAG West Bay AM, LLC                                    DE
UAG West Bay FM, LLC                                    DE
UAG West Bay IA, LLC                                    DE           Inskip Acura
UAG West Bay IAU, LLC                                   DE           Inskip Audi
UAG West Bay IB, LLC                                    DE           Inskip Bentley Providence
UAG West Bay II, LLC                                    DE           Inskip Infiniti
UAG West Bay IL, LLC                                    DE           Inskip Lexus
UAG West Bay IM, LLC                                    DE           Inskip Autocenter (Mercedes-Benz)
                                                                     smart center Warwick
UAG West Bay IN, LLC                                    DE           Inskip Nissan
UAG West Bay IP, LLC                                    DE           Inskip Porsche
UAG West Bay IV, LLC                                    DE           Inskip Volvo
UAG West Bay IW, LLC                                    DE           Inskip BMW
UAG Young II, Inc.                                      DE
UAG/PFS, Inc.                                           AZ
UAG-Caribbean, Inc.                                     DE
United Auto Licensing, LLC                              DE
United Auto Scottsdale Property Holdings, LLC           DE
United AutoCare Products, LLC                           DE
United Ford Broken Arrow, LLC                           DE
United Ford North, LLC                                  DE           United Ford North
United Ford South, LLC                                  DE           United Ford South
United Nissan, Inc.                                     GA

                                                  JURISDICTION OF
                  SUBSIDIARY                         FORMATION                       ASSUMED NAME (D/B/A)
                  ----------                     -----------------   ---------------------------------------------------
United Nissan, Inc.                                     TN
United Ranch Automotive, LLC                            DE           Audi North Scottsdale
UnitedAuto Dodge of Shreveport, Inc.                    DE
UnitedAuto Fifth Funding Inc.                           DE
UnitedAuto Finance Inc.                                 DE
UnitedAuto Fourth Funding Inc.                          DE
UnitedAuto Group UK Limited                      England and Wales   Mercedes-Benz Milton Keynes
                                                                     Mercedes-Benz Kettering
                                                                     Mercedes-Benz Northampton
                                                                     Mercedes-Benz Bedford
                                                                     smart Milton Keynes
VPH Motor Corporation                               Puerto Rico
West Palm Auto Mall, Inc.                               FL
West Palm Nissan, LLC                                   DE           Palm Nissan
West Palm S1, LLC                                       DE           Palm Beach Subaru
Westbury Superstore, Ltd.                               NY           Westbury Toyota-Scion
William Jacks Limited                             England & Wales
William Jacks Properties Limited                 England and Wales
William Jacks Services Limited                    England & Wales
Woodcote Properties Limited                       England & Wales
WTA Motors, Ltd.                                        TX           BMW of Austin
Yarnolds of Stratford Limited                    England and Wales
Young Automotive Holdings, LLC                          DE
Young Management Group, Inc.                            IN
Zycor 16 Limited                                  England & Wales
Zycor 17 Limited                                  England & Wales
Zycor 18 Limited                                  England & Wales
Zycor 5 Limited                                   England & Wales